UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois			60606-2807
(Address of principal executive offices)			(Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, Illinois 60606-2807
(Name and address of agent for service)
Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098
Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1.  Reports to Stockholders.

SMA Relationship Trust

Semiannual Report | June 30, 2019

Includes:

– Series G

– Series M

– Series T

SMA Relationship Trust—Series G

August 14, 2019

Dear shareholder,

We present you with the semiannual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2019.

Portfolio performance

For the six months ended June 30, 2019, the Fund returned 12.50%. During the same period, its benchmark, the MSCI World ex USA Index (net) (the "Index"), returned 14.64%.

The Fund produced a strong absolute return but underperformed its benchmark over the period, mainly driven by negative stock selection in industrials, health care and utilities. On the upside, stock selection in information technology (IT), communication services and real estate was additive for results.

The Fund used derivatives for the purpose of hedging currencies, but they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. These derivatives, in aggregate, helped contribute to performance during the reporting period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 5.)

Market overview

The headline story of early 2019 for investors has been the dramatic upswing in global markets, especially in contrast to the drawdown and volatility spikes we saw in late 2018. The US Federal Reserve Board's (Fed's) move away from rate hikes, along with improving economic conditions in China, are the primary drivers behind this turnaround. But, as always, the investment landscape is complex and a number of risks still lurk on the horizon. The US economic expansion became the longest in history in June. However, this is a highly unusual cycle following the deep financial crisis, and it may be premature to suggest any imminent recession. Meanwhile, trade wars, the threat of new tariffs, Brexit, and European and US political risk are just a few factors that have the potential to drive volatility and threaten risk asset prices over the coming months. A big spike in inflation, though not expected, could also change the environment rapidly.

The key wildcard remains the relationship between the US and China in regards to trade and technology. While in our base case projection a major escalation will probably ultimately be avoided, we acknowledge that tensions are likely to simmer and act as a headwind for the global economy and earnings.

Portfolio commentary

What worked:

•  The Fund's holdings in the IT sector were the biggest contributors to performance during the reporting period. IT stocks reclaimed record highs on the first half of 2019, making them one of the first groups to put last year's losses behind them. Within the sector, the Fund's overweights in Sage (UK) and SAP (Germany) added the most value.

•  In the communication services sector, the Fund's positions in Nintendo (Japan) and Infrastrutture Wireless (Italy) contributed to results. Additionally, not owning Vodafone (UK) and BT (UK) also added value.

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Scott Wilkin
Joe Elegante
UBS Asset Management
(Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annual

SMA Relationship Trust—Series G

•  The positive contribution of the real estate sector came mainly from one stock holding: Katitas (Japan). Its shares bounced back strongly from the 2018 sell-off and closed the first half of 2019 up sharply. Besides this, not owning Deutsche Wohnen (Germany), positions in Daiwa House Industry (Japan) and DaitoTrust Construction (Japan) were additive for relative results.

What didn't work:

•  The Fund's holdings in the industrials sector were the largest detractors from results. This was primarily driven by increased trade tensions in May, as many companies were heavily impacted. In this regard, the Fund's holdings in Thales (France) and A.P. Moller Maersk (Denmark) were among the main detractors from results. We continue to hold these securities.

•  Health care is the sector where many of the Fund's detractors stem from, such as GSK (UK), Takeda (Japan), LivaNova (US) and Sanofi (France). Health care's sharp drop came as investors worried that US policy, such as universal health coverage, is gaining support, which could hinder corporate profits for companies in the sector. We continue to hold positions in GSK, Takeda and LivaNova. We sold out of our position in Sanofi after the reporting period.

•  The utility sector's underperformance was mainly from Centrica (UK). Its shares have fallen over two-thirds over the last five years, and the firm continues to look highly attractive on a valuation basis. While the company is apparently struggling with the energy price cap and with competition in the industry, we see positive signs of management action, and maintain our confidence in the company and continue to hold this security.

Outlook

The rate of acceleration in global economic growth has moderated, but we believe that recent concerns about a sharper deceleration in global growth and the potential for an imminent global recession are overdone. Yes, the tailwind from accommodative monetary policy is fading and will continue to do so as 2019 progresses. But it is doing so only gradually, and fiscal stimulus is likely to at least partly offset these forces. Meanwhile, developed world consumption growth and investment remains healthy, and is supported by robust labor markets and continued wage growth. Fiscal policy is likely to increase in importance in developed markets outside of the US. Stimulus from China and a well-timed Fed pause form the basis for stabilization in global growth around trend. Moreover, resolution in trade conflicts could reduce uncertainty and support global growth.

In broad terms, we expect volatility to remain above post-crisis averages for much of 2019 as geopolitical risks remain elevated. The broader array of outturns for key macroeconomic variables as the US cycle matures and a more volatile oil price are also likely to sustain a higher volatility regime in traditional asset classes.

At current valuations we find global equities attractive. But while we are positive on the outlook for equities in 2019, we believe that the path is likely to be bumpy.

We currently see value in communication services, IT and health care sectors. Conversely, we are underweight sectors like utilities and real estate, which we believe are currently trading above fair value. In terms of regions, we are still finding attractive valuations in the UK, Japan and some areas in Continental Europe. The portfolio is focused on bottom-up stock ideas with a long term fundamental value approach. We continue to search for what we believe are fundamentally mispriced securities, and remain ready to take advantage of any opportunities presented by price/value dislocations caused by short term sentiment. We believe the portfolio is well positioned to face any market environment, as risk remains dominated by a large number of diversified, idiosyncratic, stock-specific sources, driven by our fundamental analysis.

SMA Relationship Trust—Series G

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series G Executive Director UBS Asset Management (Americas) Inc.	Scott Wilkin Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

Joe Elegante Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/19	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series G	12.50%	(2.42)%	1.41%	1.82%
MSCI World ex USA Index (net)[2]	14.64	1.29	2.04	3.73

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
AIA Group Ltd.	3.3%
BP PLC	2.5
Sony Corp.	2.3
SAP SE	2.2
Sage Group PLC/The	2.2
Shin-Etsu Chemical Co. Ltd.	2.1
GlaxoSmithKline PLC	2.1
Cie Financiere Richemont SA (Registered)	2.1
Novartis AG (Registered)	2.0
Banco Bilbao Vizcaya Argentaria SA	2.0
Total	22.8%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	23.9%
United Kingdom	20.0
Switzerland	9.3
Germany	5.9
Hong Kong	5.6
Total	64.7%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Industry diversification—June 30, 2019 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	1.3%
Airlines	0.8
Auto components	2.0
Automobiles	0.6
Banks	8.2
Biotechnology	1.9
Chemicals	3.3
Commercial services & supplies	0.7
Diversified financial services	3.7
Diversified telecommunication services	3.3
Electric utilities	0.7
Electronic equipment, instruments & components	1.4
Entertainment	3.3
Food & staples retailing	3.6
Food products	2.4
Health care equipment & supplies	2.0
Hotels, restaurants & leisure	1.2
Household durables	2.3
Industrial conglomerates	0.8
Insurance	8.8
Machinery	3.8
Marine	0.7
Media	1.1
Common stocks—(concluded)	Percentage of net assets
Metals & mining	3.6%
Multi-utilities	1.0
Oil, gas & consumable fuels	6.3
Personal products	2.6
Pharmaceuticals	8.9
Real estate management & development	0.8
Road & rail	1.5
Semiconductors & semiconductor equipment	1.6
Software	4.4
Textiles, apparel & luxury goods	2.1
Tobacco	1.6
Trading companies & distributors	3.4
Wireless telecommunication services	1.2
Total common stocks	96.9%
Exchange traded funds	0.4
Short-term investment	1.6
Investment of cash collateral from securities loaned	0.6
Total investments	99.5%
Other assets in excess of liabilities	0.5
Net assets	100.0%

1  Figures represent the breakdown of direct investments of SMA Relationship Trust—Series G. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Portfolio of investments—June 30, 2019 (unaudited)

	Number of shares	Value
Common stocks—96.9%
Australia—1.8%
Coles Group Ltd.*	122,555	$1,148,630
Rio Tinto Ltd.[1]	19,017	1,385,288
Total Australia common stocks		2,533,918
Austria—1.9%
Erste Group Bank AG*	72,250	2,681,555
Belgium—1.6%
Euronav N.V.[1]	141,581	1,324,157
Galapagos N.V.*,1	7,324	944,826
Total Belgium common stocks		2,268,983
Canada—3.6%
Canadian Natural Resources Ltd.	53,132	1,432,622
Entertainment One Ltd.	240,887	1,214,480
Husky Energy, Inc.	115,853	1,097,885
Toronto-Dominion Bank/The	24,386	1,424,930
Total Canada common stocks		5,169,917
Denmark—1.9%
AP Moller—Maersk A/S, Class B	765	948,886
Genmab A/S*	9,206	1,692,777
Total Denmark common stocks		2,641,663
Finland—1.9%
Sampo Oyj, Class A	58,202	2,746,532
France—4.5%
Publicis Groupe SA	28,330	1,495,698
Sanofi	25,471	2,198,587
Thales SA	14,519	1,793,764
Ubisoft Entertainment SA*	10,715	838,749
Total France common stocks		6,326,798
Germany—5.9%
Continental AG	9,872	1,439,327
Daimler AG (Registered)	15,241	847,897
Infineon Technologies AG	70,998	1,255,380
LANXESS AG	27,816	1,652,962
SAP SE	22,795	3,130,123
Total Germany common stocks		8,325,689
Hong Kong—5.6%
AIA Group Ltd.	424,400	4,577,199
Jardine Matheson Holdings Ltd.	18,300	1,153,266
Power Assets Holdings Ltd.	143,000	1,028,790
WH Group Ltd.[2]	1,151,000	1,166,957
Total Hong Kong common stocks		7,926,212
Ireland—0.8%
Ryanair Holdings PLC, ADR*	17,990	1,153,879
Italy—4.8%
Autogrill SpA	161,869	1,696,124
Banca Mediolanum SpA	370,328	2,726,623
Infrastrutture Wireless Italiane SpA[2]	236,837	2,324,123
Total Italy common stocks		6,746,870
	Number of shares	Value
Common stocks—(continued)
Japan—23.9%
Inpex Corp.	169,900	$1,530,621
ITOCHU Corp.	125,100	2,390,841
Katitas Co. Ltd.	32,300	1,199,847
Kissei Pharmaceutical Co. Ltd.	39,600	988,026
Kose Corp.	7,000	1,173,213
Makita Corp.	42,200	1,432,565
MINEBEA MITSUMI, Inc.	121,500	2,056,648
Nabtesco Corp.	66,300	1,841,137
Nintendo Co. Ltd.	7,100	2,600,556
ORIX Corp.	172,800	2,577,215
Otsuka Holdings Co. Ltd.[1]	36,800	1,200,100
Shin-Etsu Chemical Co. Ltd.	32,000	2,978,435
SoftBank Group Corp.	34,400	1,647,971
Sony Corp.	62,000	3,247,934
Sumitomo Electric Industries Ltd.	103,000	1,351,329
Takeda Pharmaceutical Co. Ltd.	67,600	2,397,021
Tokyo Electron Ltd.	7,600	1,065,826
West Japan Railway Co.	25,700	2,077,644
Total Japan common stocks		33,756,929
Netherlands—3.0%
ASR Nederland N.V.	62,123	2,526,089
Koninklijke Ahold Delhaize N.V.	74,724	1,680,511
Total Netherlands common stocks		4,206,600
Norway—1.7%
Telenor ASA	112,215	2,382,305
South Africa—1.8%
Anglo American PLC	91,310	2,602,701
Spain—2.0%
Banco Bilbao Vizcaya Argentaria SA	502,464	2,809,337
Switzerland—9.3%
Alcon, Inc.*	23,250	1,435,679
Cie Financiere Richemont SA (Registered)	34,323	2,912,638
Glencore PLC*	305,472	1,060,417
Nestle SA (Registered)	21,586	2,234,666
Novartis AG (Registered)	31,593	2,886,802
Zurich Insurance Group AG	7,640	2,660,148
Total Switzerland common stocks		13,190,350
United Kingdom—20.0%
Ashtead Group PLC	87,022	2,490,975
Babcock International Group PLC	169,447	985,997
Barclays PLC	1,016,170	1,933,146
BP PLC	507,809	3,537,876
British American Tobacco PLC	62,887	2,195,442
Centrica PLC	1,268,983	1,414,613
GlaxoSmithKline PLC	147,727	2,957,793
HSBC Holdings PLC	327,440	2,731,602
Sage Group PLC/The	307,036	3,128,719
Spectris PLC	54,866	2,005,305
Tesco PLC	805,400	2,318,727
Unilever N.V. CVA	42,074	2,562,436
Total United Kingdom common stocks		28,262,631

SMA Relationship Trust—Series G

Portfolio of investments—June 30, 2019 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States—0.9%
LivaNova PLC*	18,600	$1,338,456
Total common stocks (cost—$129,740,012)		137,071,325
Exchange traded funds—0.4%
iShares MSCI Canada ETF	940	26,903
iShares MSCI EAFE ETF[1]	7,800	512,694
Total exchange traded funds (cost—$542,758)		539,597
Short-term investment—1.6%
Investment company—1.6%
State Street Institutional U.S. Government Money Market Fund (cost—$2,176,427)	2,176,427	2,176,427
	Number of shares	Value
Investment of cash collateral from securities loaned—0.6%
Money market fund—0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$888,985)	888,985	$888,985
Total investments (cost—$133,348,182)—99.5%		140,676,334
Other assets in excess of liabilities—0.5%		755,612
Net assets—100.0%		$141,431,946

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 31.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	CHF	1,373,456	GBP	1,110,000	07/29/19	$1,016
SSC	CHF	2,025,000	USD	2,082,027	07/29/19	2,345
CITI	GBP	7,920,000	USD	10,056,733	07/29/19	(14,939)
SSC	HKD	46,740,000	USD	5,984,436	07/29/19	312
SSC	JPY	162,500,000	USD	1,516,319	07/29/19	5,949
SSC	USD	440,252	AUD	630,000	07/29/19	2,461
JPMCB	USD	7,634,096	CAD	10,040,000	07/29/19	37,571
MSCI	USD	1,308,160	COP	4,196,969,000	07/29/19	(4,516)
SSC	USD	2,061,083	EUR	1,810,000	07/29/19	1,677
SSC	USD	607,059	ILS	2,180,000	07/29/19	4,801
SSC	USD	2,532,593	MXN	48,890,000	07/29/19	3,414
MSCI	USD	6,393,616	SEK	59,100,000	07/29/19	(16,202)
SSC	USD	1,469,816	SGD	1,990,000	07/29/19	1,742
Net unrealized appreciation						$25,631

SMA Relationship Trust—Series G

Portfolio of investments—June 30, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$137,071,325	$—	$—	$137,071,325
Exchange traded funds	539,597	—	—	539,597
Short-term investment	—	2,176,427	—	2,176,427
Investment of cash collateral from securities loaned	—	888,985	—	888,985
Forward foreign currency contracts	—	61,288	—	61,288
Total	$137,610,922	$3,126,700	$—	$140,737,622
Liabilities
Forward foreign currency contracts	$—	$(35,657)	$—	$(35,657)

At June 30, 2019, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,491,080, represented 2.5% of the Fund's net assets at period end.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

August 14, 2019

Dear shareholder,

We present you with the semiannual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30. 2019.

Portfolio performance

For the six months ended June 30, 2019, the Fund returned 5.49%, compared to a 5.09% return for its benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index returned 4.92% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period and outperformed its benchmark. This was due primarily to yield curve positioning and security selection. For more on the Fund's performance, see "Performance at a glance" on page 14.

Market overview

Shortly after the reporting period ended, the US economy reached a new record for the longest expansion on record, exceeding the previous mark of 120 months.1 However, trade conflicts, less robust manufacturing activity and several other factors have led to moderating global growth. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 2.2% seasonally adjusted annualized rate during the fourth quarter of 2018. GDP growth then bounced back to 3.1% during the first quarter of 2019. Finally, the US Commerce Department's initial estimate for second quarter GDP growth in the US, released after the reporting period ended, was 2.1%.

Headwinds facing the economy were acknowledged by the US Federal Reserve Board (the "Fed"). After raising interest rates four times in 2018, in January 2019 the Fed started to reverse course, saying it would pause from additional rate hikes as it monitored incoming economic data. At its meeting that concluded on March 20, 2019, most Federal Open Market Committee ("FOMC")2 members indicated that they did not feel additional rate hikes would be needed in 2019. Finally, after its June 2019 meeting, Fed Chair Jerome Powell said, "The case for somewhat more accommodative policy has strengthened" and the market anticipates one or two rate cuts by the end of the year.

The US fixed income market posted solid results during the reporting period. Both short and long-term Treasury yields declined (bond yields and prices move in the opposite direction). Periods of investor risk aversion, the Fed's monetary policy reversal and modest inflation helped to push yields lower. For the six month reporting period as a

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:

Portfolio Management Team, including
Elbridge T. Gerry, III
UBS Asset Management (Americas) Inc.
Kevin McIntyre
UBS Asset Management (Americas) Inc.
Charles W. Grande
UBS Asset Management (Americas) Inc.
Ryan Nugent

UBS Asset Management (Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  Source: The National Bureau of Economic Research, 7/19

2  The Federal Open Market Committee ("FOMC") is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

SMA Relationship Trust—Series M

whole, the yield on the US 10-year Treasury fell from 2.69% to 2.00%. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,3 returned 6.11% for the six months ended June 30, 2019.

The municipal ("muni") market underperformed the overall US bond market, as the Bloomberg Barclays Municipal Bond Index gained 5.09%.

Portfolio commentary

What worked

•  Yield curve positioning contributed to performance. In particular, underweights to the three and five year portions of the curve, along with overweights to the seven, ten, 15 and 20 year portions of the curve, were beneficial for relative performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Security selection, overall, was beneficial for results. The Fund's holdings of municipal securities rated A, AA and AAA were additive for returns. The Fund's state and local general obligation bond holdings were also beneficial.

What didn't work

•  Having no allocation to the long end of the municipal yield curve (22+ years) detracted from relative performance as they outperformed the benchmark.

•  Positioning in a number of sectors detracted from performance. In particular, underweights to the industrial development/pollution control revenue, housing and hospital sectors were drags on results relative to the benchmark.

•  An underweight to municipal securities rated BBB was negative for returns.

Outlook

Looking ahead, we have a positive outlook for the overall municipal market. Modest supply, along with robust demand has supported the municipal market over the last year, and we expect this trend to continue. While economic growth has moderated, a global monetary policy easing cycle is underway where central banks have extended forward guidance and have cut rates or adopted an easing bias. Fed Chair Powell has also signaled an intent to be pre-emptive and "will act as appropriate to sustain the expansion". Our view is that the Fed will ease at least twice before end 2019.

High net worth US taxpayers with exposure to municipals have historically improved their risk-adjusted return profile. As long as municipals sustain their degree of lack of correlation to other asset classes, this is likely to remain the case over longer-term investment horizons. Professional investment management can potentially offer better access to bonds with better pricing as an institutional investor, rigorous credit due-diligence and the potential to exploit an ever-inefficient market.

As in the past, the Fund's portfolio positioning is mostly driven by longer-term, strategic perspectives, as well as by dynamic yield curve selection and total return analysis. We will continue to look manage our yield curve exposure, seeking to take advantage of its inefficiencies. In particular, we will look to overweight and underweight different areas of the curve in an attempt to drive performance and yield.

3  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.	Elbridge T. Gerry, III Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Charles W. Grande Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

Ryan Nugent Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/19	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series M	5.49%	7.39%	3.77%	4.69%
Bloomberg Barclays Municipal Bond Index[1]	5.09	6.71	3.64	4.72
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[2]	4.92	6.81	3.27	4.12

1  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics—June 30, 2019 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Long-term municipal bonds
California	6.5%
Colorado	0.7
Connecticut	3.6
Florida	11.1
Illinois	6.3
Louisiana	1.3
Maryland	2.1
Massachusetts	7.1
Michigan	0.8
Minnesota	0.0 †
Mississippi	4.3
Missouri	0.1
New Jersey	5.0
New York	27.0
North Carolina	0.6
Ohio	2.6
Pennsylvania	6.7
Rhode Island	1.5
South Carolina	1.7
Texas	6.0
Utah	0.5
Washington	3.2
Wisconsin	0.7
Total long-term municipal bonds	99.4%
Total investments	99.4%
Other assets in excess of liabilities	0.6
Net assets	100.0%

†  Amount represents less than 0.05%.

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2019 (unaudited)

	Face amount	Value
Long-term municipal bonds—99.4%
California—6.5%
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 09/01/32	$3,625,000	$4,190,428
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/29	1,400,000	1,604,722
Series A, 5.000%, due 06/01/32	2,200,000	2,608,122
Series A, 5.000%, due 06/01/33	1,200,000	1,407,768
State of California, Various Purpose, GO Bonds 5.000%, due 09/01/28	5,000,000	6,170,300
		15,981,340
Colorado—0.7%
City and County of Denver, Airport System Revenue Bonds, Series A, 5.000%, due 11/15/23	1,500,000	1,731,015
Connecticut—3.6%
Connecticut State Health & Educational Facilities Authority Revenue Bonds (Yale University), Series V-1, 1.750%, due 07/01/36[1]	2,400,000	2,400,000
State of Connecticut, GO Bonds, Series B, 5.000%, due 04/15/25	1,535,000	1,809,811
Series B, 5.000%, due 05/15/26	2,700,000	3,248,343
Series D, 5.000%, due 08/15/26	1,165,000	1,408,578
		8,866,732
Florida—11.1%
City of Gainesville, Florida Utilities System Revenue Bonds, Series A, 5.000%, due 10/01/26	1,500,000	1,853,520
JEA Water & Sewer System Revenue Bonds, Series B-1, 1.970%, due 10/01/36[1]	700,000	700,000
Miami-Dade County, Subordinate Special Obligation Refunding Revenue Bonds 5.000%, due 10/01/35	4,530,000	5,350,021
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	3,000,000	3,437,340
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM 5.000%, due 10/01/26	2,500,000	2,973,150
	Face amount	Value
Long-term municipal bonds—(continued)
Florida—(concluded)
The School Board of Broward County, COP, Series A, 5.000%, due 07/01/28	$2,250,000	$2,709,315
Series B, 5.000%, due 07/01/30	2,000,000	2,343,240
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,651,800
Series B, 5.000%, due 05/01/26	1,900,000	2,238,941
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,025,000	1,136,202
		27,393,529
Illinois—6.3%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/24	1,510,000	1,736,122
City of Chicago O'Hare International Airport, Third Lien Revenue Bonds, Series B, 5.000%, due 01/01/23	2,250,000	2,518,762
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	2,500,000	2,613,925
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,322,041
Series A, 5.000%, due 12/01/32	2,175,000	2,534,506
Illinois State Toll Highway Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/30	2,805,000	3,497,022
State of Illinois, GO Bonds, Series B, 5.000%, due 10/01/21	1,155,000	1,232,616
		15,454,994
Louisiana—1.3%
City of New Orleans, GO Bonds, AGC-ICC, FGIC 5.500%, due 12/01/21	3,010,000	3,165,376
Maryland—2.1%
County of Prince George's MD, GO Bonds, Series A, 5.000%, due 07/15/30	4,000,000	5,171,800
Massachusetts—7.1%
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,734,555
Series A, 5.000%, due 03/01/35	1,815,000	2,069,336

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2019 (unaudited)

	Face amount	Value
Long-term municipal bonds—(continued)
Massachusetts—(concluded)
Series A, 5.000%, due 01/01/40	$2,700,000	$3,247,614
Series C, 5.000%, due 05/01/40	3,000,000	3,684,240
The Commonwealth of Massachusetts, GO Bonds, Series E, 5.000%, due 11/01/27	4,505,000	5,699,050
		17,434,795
Michigan—0.8%
Michigan State Hospital Finance Authority Revenue Refunding-Trinity Health Credit Group, Series A, 5.000%, due 12/01/25	1,615,000	1,954,893
Minnesota—0.0%†
Rochester Minnesota Health Care Facilities Revenue Bonds, Series A, 1.800%, due 11/15/38[1]	115,000	115,000
Mississippi—4.3%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development (Chevron USA, Inc. Project), Revenue Bonds, Series B, 2.000%, due 12/01/30[1]	300,000	300,000
Series C, 1.930%, due 12/01/30[1]	200,000	200,000
Series D, 1.930%, due 11/01/35[1]	2,000,000	2,000,000
Series G, 1.930%, due 12/01/30[1]	6,800,000	6,800,000
Series G, 1.930%, due 11/01/35[1]	500,000	500,000
Series L, 2.000%, due 11/01/35[1]	900,000	900,000
		10,700,000
Missouri—0.1%
St. Charles County, Public Water District No. 2, COP, Series A, 1.890%, due 12/01/36[1]	275,000	275,000
New Jersey—5.0%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	4,056,850
Series G, 5.000%, due 01/01/35	2,095,000	2,548,882
State of New Jersey, GO Bonds 5.000%, due 06/01/21	3,300,000	3,534,564
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,417,037
Series Q, 5.000%, due 08/15/19	725,000	728,241
		12,285,574
	Face amount	Value
Long-term municipal bonds—(continued)
New York—27.0%
City of New York, GO Bonds, Subseries D-1, 5.000%, due 12/01/40	$3,000,000	$3,648,720
Subseries F-1, 5.000%, due 04/01/34	2,860,000	3,518,286
Subseries F-1, 5.000%, due 04/01/40	1,940,000	2,335,644
New York City Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series EE, 5.000%, due 06/15/40	3,000,000	3,601,770
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Revenue Bonds, Series A, 1.950%, due 06/15/32[1]	900,000	900,000
Series DD-2, 1.950%, due 06/15/43[1]	300,000	300,000
Series FF, 5.000%, due 06/15/39	2,195,000	2,665,103
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2012 Revenue Bonds, Series DD, 5.000%, due 06/15/36	5,760,000	6,610,176
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	2,000,000	2,440,240
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A-2, 5.000%, due 08/01/38	3,000,000	3,585,510
Series A-2, 5.000%, due 08/01/39	1,445,000	1,723,061
Series C-2, 5.000%, due 05/01/35	8,260,000	10,101,237
Series E-4, 1.950%, due 02/01/45[1]	100,000	100,000
New York City Transitional Finance Authority Revenue Bonds, Series S-1, 5.000%, due 07/15/31	1,050,000	1,226,400
Subseries E-1, 5.000%, due 02/01/32	2,380,000	2,841,744
New York State Dormitory Authority, State Personal Income Tax General Purpose, Revenue Bonds, Series A, 5.000%, due 03/15/40	2,500,000	3,031,625
New York State Dormitory Authority, State Personal Taxable General Purpose, Special Tax, Series A, 5.000%, due 02/15/29	4,000,000	4,502,480

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2019 (unaudited)

	Face amount	Value
Long-term municipal bonds—(continued)
New York—(concluded)
New York State Urban Development Corp., Special Tax 5.000%, due 03/15/34	$3,000,000	$3,429,120
Series A-1, 5.000%, due 03/15/27	6,495,000	7,333,569
New York State Urban Development Corp., State Personal Income Tax, Revenue Bonds, Series A, 5.000%, due 03/15/36	2,000,000	2,459,440
		66,354,125
North Carolina—0.6%
County of Wake, GO Bonds, Series A, 5.000%, due 03/01/25	1,290,000	1,544,491
Ohio—2.6%
State of Ohio, Common Schools Refunding, GO Bonds, Series B, 5.000%, due 09/15/27	5,000,000	6,317,700
Pennsylvania—6.7%
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/24	4,180,000	4,888,928
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds 5.000%, due 06/01/22	3,000,000	3,287,760
Commonwealth of Pennsylvania, GO Bonds 5.000%, due 09/15/26	1,225,000	1,507,583
5.000%, due 01/01/28	3,400,000	4,168,298
Pennsylvania Turnpike Commission Turnpike Revenue Bonds, Series A-2, 5.000%, due 12/01/36	2,220,000	2,702,029
		16,554,598
Rhode Island—1.5%
Rhode Island Health & Educational Building Corp., Tockwotton Home Issue Prerefunded Revenue Bonds 8.375%, due 01/01/21[2,3]	3,000,000	3,309,450
Rhode Island Industrial Facilities Corp., Marine Terminal Revenue 1.900%, due 02/01/25[1]	300,000	300,000
		3,609,450
South Carolina—1.7%
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/24	2,000,000	2,338,240
Series C, 4.000%, due 12/01/20[3]	1,855,000	1,924,655
		4,262,895
	Face amount	Value
Long-term municipal bonds—(continued)
Texas—6.0%
City of Dallas, Waterworks and Sewer System Revenue Bonds, Series A, 5.000%, due 10/01/31	$2,355,000	$2,843,804
Grand Parkway Transportation Corp., Subordinate Tier Toll Revenue Bonds, Series A, 5.000%, due 10/01/34	1,805,000	2,211,558
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Methodist Hospital), Subseries C-1, 1.950%, due 12/01/24[1]	1,500,000	1,500,000
Harris County Cultural Education Facilities Finance Corp., Children's Hospital Revenue Bonds 5.000%, due 10/01/24	2,500,000	2,944,475
Lower Colorado River Authority Refunding LCRA Transmission Services, Revenue Bonds 5.000%, due 05/15/31	1,000,000	1,261,740
Lower Neches Valley Texas Authority Industrial Development Corp. Revenue Bonds (ExxonMobil Project) 1.890%, due 11/01/38[1]	500,000	500,000
University of Texas Permanent University, Funding System Revenue Bonds, Series A, 1.850%, due 07/01/38[1]	500,000	500,000
University of Texas Revenue Bonds, Series A, 5.000%, due 08/15/38	2,000,000	2,497,940
Series B, 1.850%, due 08/01/39[1]	500,000	500,000
		14,759,517
Utah—0.5%
Murray City Hospital Revenue (IHC Health Services, Inc.), Revenue Bonds, Series C, 1.890%, due 05/15/36[1]	1,290,000	1,290,000
Washington—3.2%
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,592,377
Washington State, GO Bonds, Series C, 5.000%, due 02/01/37	5,000,000	6,175,950
		7,768,327

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2019 (unaudited)

	Face amount	Value
Long-term municipal bonds—(concluded)
Wisconsin—0.7%
State of Wisconsin General Fund Annual Appropriation Revenue Bonds, Series B, 5.000%, due 05/01/31	$1,500,000	$1,800,480
Total long-term municipal bonds (cost—$235,007,818)		244,791,631
Total investments (cost—$235,007,818)—99.4%		244,791,631
Other assets in excess of liabilities—0.6%		1,423,718
Net assets—100.0%		$246,215,349

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 31.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term municipal bonds	$—	$244,791,631	$—	$244,791,631

At June 30, 2019 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

†  Amount represents less than 0.05%

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Illiquid investment at period end. Illiquid assets, in the amount of $3,309,450, represented 1.4% of the Fund's net assets at period end.

3  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

August 14, 2019

Dear shareholder,

We present you with the semiannual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2019.

Portfolio performance:

During the six month reporting period ended June 30, 2019, the Fund returned 10.23% (net of fees). For comparison purposes, the Bloomberg Barclays US Corporate Bond Index returned 9.85%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 23.)

The Fund used derivatives on a very limited basis and did not meaningfully impact the Fund's performance during the reporting period. The Fund utilized Treasury futures to adjust overall Fund duration during the period.

Market commentary:

US investment-grade corporate bonds posted a positive total return during the first six months of 2019. US investment-grade corporate debt spreads tightened over the period, while US Treasury yields declined. The positive contribution from both declining US Treasury yields (yields and bond prices move in opposite direction) and tighter corporate spreads both contributed to performance during the period. (Corporate spread is the difference in yield between a US Treasury bond and another debt security of the same maturity but different credit quality.)

After a challenging fourth quarter of 2018, which was characterized by rising Treasury yields and wider credit spreads as the Federal Reserve Board (Fed) continued on its rate hiking path, the beginning of 2019 saw a reversal with credit performance rebounding early in the year. This turnaround was driven by a positive technical environment, which saw continued demand for corporate credit and signs that corporate fundamentals remained on stable footing, as well as signals that the Fed was likely to be on hold after having hiked rates at the December 2018 meeting. The corporate index option-adjusted spread (OAS) finished 2018 at 153 basis points. In early 2019, spreads began to tighten and moved lower for much of the first quarter. While corporate fundamentals, technicals and a Fed on hold were each factors that benefited credit, concerns began to develop around global trade wars and slowing global growth. Spreads moved temporarily wider during the second quarter as a result. However, in May, the Fed began signaling that rate cuts were increasingly likely over the second half of 2019. As a result, Treasury yields declined to the lowest levels since the US presidential election in November 2016, while corporate credit spreads moved tighter on the prospect of more accommodative monetary policy. The corporate OAS finished the reporting period at 115 basis points (i.e., 1.15%), 38 basis points (i.e., 0.38%) tighter over the six month period.

As the Fed pivoted over the six month period, first from rate hikes to remaining on hold and then later on the period to signaling rate cuts, US Treasury yields declined substantially over the reporting period. The Fed had raised rates four times during 2018 at the March, June, September and December meetings, bringing the Fed funds target range to 2.25-2.50% by year-end. However, the Fed did not change rates during the first six months of 2019 and, by the end of the reporting period, the Fed fund futures implied probability for a rate cut at the July 2019 meeting was 100% for a 25 basis point (i.e., 0.25%) rate cut. The 10-year US Treasury yield began the year at 2.69% and had periods of declines when the future outlook for the Fed shifted. By the end of the period, 10-year US Treasury yields were at 2.00%, a decline of 69 basis points (i.e., 0.69%).

SMA Relationship Trust—
Series T

Investment objective:

Maximum total return, consisting of income and capital appreciation

Portfolio managers:

David Vignolo and Craig Ellinger
UBS Asset Management (Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

SMA Relationship Trust—Series T

Portfolio performance summary:

What worked:

•  Security selection: Security selection was the primary contributor to performance. Specifically, issue selection in the banking, basic industry, consumer cyclical, consumer non-cyclical and technology sectors was additive for results.

•  Duration management: Duration management was a modest contributor to performance. We took a tactical approach to duration positioning, but generally favored long duration relative to the index, which was beneficial in a declining rate environment.

What didn't work:

•  Sector allocation: While security selection contributed to returns, sector allocation overall detracted from performance. Notably, we favored underweight exposure to industrials in favor of financials and utilities. The underweight to industrials was a headwind for returns.

Market outlook:

At current spread levels, we are favorable on US investment-grade credit. Over the summer months, we expect a slow issuance calendar and continued cash inflows into investment-grade credit, which we expect will push corporate spreads near the lower end of our expected ranges. In addition, dovish comments by Fed Chairman Powell and European Central Bank President Draghi have given a strong signal that global monetary policy will remain very accommodative. The dovish turn from the Fed has led to consistent inflows into investment-grade corporate credit as investor fears over rising rates have diminished. Given these developments, we have become more bullish on US investment-grade credit and have added exposure to the financial sector and select BBB-rated credit, as well as moving to an overweight in the long-end of the yield curve.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series T Executive Director UBS Asset Management (Americas) Inc.	David Vignolo Portfolio Manager SMA Relationship Trust—Series T Executive Director UBS Asset Management (Americas) Inc.

Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2019. The views and opinions in the letter were current as of August 14, 2019. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at (800) 647-1568.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/19	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series T	10.23%	13.62%	4.33%	6.00%
Bloomberg Barclays US Corporate Bond Index[1]	9.85	10.72	4.08	6.07

1  The Bloomberg Barclays US Corporate Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated investment grade, fixed-rate, taxable corporate bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Portfolio statistics—June 30, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Verizon Communications, Inc., 4.862%, 08/21/46	1.8%
Bank of America Corp., 4.450%, 03/03/26	1.7
Southern Power Co., 4.150%, 12/01/25	1.7
HCP, Inc., 4.250%, 11/15/23	1.6
FirstEnergy Corp., 3.900%, 07/15/27	1.6
Morgan Stanley, 3.950%, 04/23/27	1.6
Goldman Sachs Group, Inc./The, 3.850%, 01/26/27	1.6
JPMorgan Chase & Co., 3.300%, 04/01/26	1.6
Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	1.6
Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/21	1.6
Total	16.4%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	79.4%
United Kingdom	6.2
Switzerland	2.8
Netherlands	2.7
Belgium	1.4
Total	92.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Industry diversification—June 30, 2019 (unaudited)1

Corporate bonds	Percentage of net assets
Aerospace & defense	0.5%
Agriculture	2.7
Airlines	0.8
Auto manufacturers	2.8
Banks	14.3
Beverages	1.4
Biotechnology	1.9
Building Materials	0.4
Chemicals	2.8
Commercial banks	7.7
Commercial services	0.8
Computers	0.9
Diversified financial services	3.1
Electric	8.3
Food	0.4
Healthcare-products	0.1
Healthcare-services	3.0
Home Builders	0.7
Insurance	4.7
Internet	1.3
IT services	2.0
Corporate bonds—(concluded)	Percentage of net assets
Media	5.2%
Mining	1.2
Oil & gas	3.9
Pharmaceuticals	6.2
Pipelines	4.9
Real estate investment trusts	2.7
Retail	1.7
Semiconductors	2.1
Software	1.4
Telecommunications	5.1
Transportation	1.3
Total corporate bonds	96.3%
Asset-backed security	0.5
Commercial mortgage-backed security	0.9
Short-term investment	1.4
Investment of cash collateral from securities loaned	0.9
Total investments	100.0%
Other assets in excess of liabilities	0.0 †
Net assets	100.0%

†  Amount represents less than 0.05%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2019 (unaudited)

	Face amount	Value
Corporate bonds—96.3%
Australia—1.2%
Westpac Banking Corp. 2.100%, due 05/13/21	$750,000	$748,146
Total Australia corporate bonds		748,146
Belgium—1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	300,000	329,900
Anheuser-Busch InBev Worldwide, Inc. 4.750%, due 01/23/29	250,000	283,191
5.450%, due 01/23/39	250,000	296,992
Total Belgium corporate bonds		910,083
Brazil—0.8%
Yamana Gold, Inc. 4.950%, due 07/15/24	500,000	527,984
Canada—1.1%
NOVA Chemicals Corp. 5.250%, due 08/01/23[1]	410,000	415,638
Nutrien Ltd. 5.000%, due 04/01/49[2]	250,000	283,481
Total Canada corporate bonds		699,119
Germany—0.6%
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[3]	100,000	143,925
Volkswagen Group of America Finance LLC 4.625%, due 11/13/25[1]	250,000	271,470
Total Germany corporate bonds		415,395
Italy—0.8%
Intesa Sanpaolo SpA 6.500%, due 02/24/21[1]	500,000	526,113
Total Italy corporate bonds		526,113
Mexico—0.5%
America Movil SAB de CV 3.125%, due 07/16/22	330,000	335,836
Total Mexico corporate bonds		335,836
Netherlands—2.7%
ING Bank N.V. 5.000%, due 06/09/21[1]	500,000	523,919
NXP BV/NXP Funding LLC 5.550%, due 12/01/28[1]	500,000	561,055
Shell International Finance BV 3.750%, due 09/12/46	500,000	528,718
4.000%, due 05/10/46	90,000	98,677
Total Netherlands corporate bonds		1,712,369
Saudi Arabia—0.8%
Saudi Arabian Oil Co. 2.875%, due 04/16/24[1]	250,000	251,499
4.375%, due 04/16/49[1]	250,000	253,227
Total Saudi Arabia corporate bonds		504,726
	Face amount	Value
Corporate bonds—(continued)
Spain—0.8%
Banco Santander SA 3.125%, due 02/23/23	$200,000	$202,800
Telefonica Emisiones SA 5.520%, due 03/01/49	250,000	289,196
Total Spain corporate bonds		491,996
Switzerland—2.8%
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	1,000,000	1,001,525
Glencore Funding LLC 4.125%, due 03/12/24[1]	250,000	259,438
Viterra, Inc. 5.950%, due 08/01/20[1]	500,000	516,630
Total Switzerland corporate bonds		1,777,593
United Kingdom—6.2%
Barclays PLC 4.337%, due 01/10/28	200,000	204,722
(fixed, converts to FRN on 01/10/27), 4.972%, due 05/16/29	500,000	533,043
BAT Capital Corp. 3.222%, due 08/15/24	500,000	504,054
HSBC Holdings PLC 2.950%, due 05/25/21	330,000	332,885
(fixed, converts to FRN on 04/30/21), 3.803%, due 03/11/25	250,000	260,357
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	208,569
Reynolds American, Inc. 3.250%, due 06/12/20	500,000	503,370
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23	425,000	435,891
4.800%, due 04/05/26	500,000	534,638
Santander UK Group Holdings PLC 2.875%, due 08/05/21	500,000	500,285
Total United Kingdom corporate bonds		4,017,814
United States—76.6%
Abbott Laboratories 3.750%, due 11/30/26	74,000	79,976
AbbVie, Inc. 4.875%, due 11/14/48	250,000	263,005
AEP Texas, Inc., Series G, 4.150%, due 05/01/49	375,000	405,274
Aetna, Inc. 3.500%, due 11/15/24	250,000	257,623
Allergan Funding SCS 3.450%, due 03/15/22	500,000	510,356
Altria Group, Inc. 3.875%, due 09/16/46[2]	250,000	221,886
Amazon.com, Inc. 4.050%, due 08/22/47	500,000	565,095
American Express Credit Corp., GMTN 2.250%, due 08/15/19	100,000	99,977

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	$145,000	$192,195
Anadarko Petroleum Corp. 4.850%, due 03/15/21	144,000	149,032
Aon PLC 3.500%, due 06/14/24	140,000	145,759
Apache Corp. 5.350%, due 07/01/49	250,000	263,785
Apple, Inc. 4.450%, due 05/06/44	500,000	574,823
AT&T, Inc. 2.950%, due 07/15/26	200,000	198,521
3.800%, due 02/15/27	100,000	103,892
4.300%, due 02/15/30	750,000	800,889
4.850%, due 03/01/39	250,000	268,143
Bank of America Corp., MTN 4.450%, due 03/03/26	1,000,000	1,078,240
Berkshire Hathaway Energy Co. 5.150%, due 11/15/43	299,000	366,031
Biogen, Inc. 3.625%, due 09/15/22	300,000	309,540
4.050%, due 09/15/25	130,000	139,368
BP Capital Markets America, Inc. 3.245%, due 05/06/22	500,000	514,904
Bristol-Myers Squibb Co. 4.125%, due 06/15/39[1]	250,000	270,801
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27	250,000	245,093
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	360,000	446,894
Capital One Financial Corp. 4.200%, due 10/29/25	190,000	199,480
Celgene Corp. 3.550%, due 08/15/22	500,000	517,499
CF Industries, Inc. 3.450%, due 06/01/23[2]	330,000	330,825
Charter Communications Operating LLC/Charter Communications Operating Capital 4.200%, due 03/15/28	250,000	259,574
5.050%, due 03/30/29[2]	250,000	275,420
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[1]	500,000	510,419
Cigna Corp. 3.750%, due 07/15/23[1]	500,000	520,288
4.900%, due 12/15/48[1]	250,000	271,865
Citigroup, Inc. 4.450%, due 09/29/27	750,000	808,211
5.500%, due 09/13/25	415,000	469,798
Comcast Corp. 4.000%, due 03/01/48	500,000	528,412
4.600%, due 10/15/38	250,000	285,998
Consumers Energy Co. 4.350%, due 04/15/49	250,000	289,239
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
CVS Health Corp. 4.125%, due 05/15/21	$500,000	$513,433
5.050%, due 03/25/48	500,000	531,782
DISH DBS Corp. 7.875%, due 09/01/19	240,000	240,900
DTE Electric Co. 3.950%, due 03/01/49	250,000	272,233
Duke Energy Indiana LLC 6.350%, due 08/15/38	193,000	265,641
Elanco Animal Health, Inc., Series WI, 4.272%, due 08/28/23	250,000	262,285
Energy Transfer Operating LP 5.300%, due 04/15/47	250,000	260,495
5.500%, due 06/01/27	500,000	558,686
Enterprise Products Operating LLC 4.050%, due 02/15/22	350,000	363,998
4.250%, due 02/15/48	350,000	362,097
ERAC USA Finance LLC. 3.850%, due 11/15/24[1]	495,000	523,217
FirstEnergy Corp., Series B, 3.900%, due 07/15/27	1,000,000	1,048,876
Fiserv, Inc. 3.500%, due 07/01/29	400,000	410,186
Five Corners Funding Trust 4.419%, due 11/15/23[1]	525,000	562,531
Florida Power & Light Co. 5.950%, due 02/01/38	70,000	94,485
GE Capital International Funding Co., Unlimited Co. 3.373%, due 11/15/25	750,000	758,761
General Mills, Inc. 3.150%, due 12/15/21	250,000	254,129
General Motors Co. 6.600%, due 04/01/36	240,000	265,681
General Motors Financial Co., Inc. 3.550%, due 04/09/21	750,000	761,565
4.200%, due 03/01/21	250,000	255,548
Gilead Sciences, Inc. 4.750%, due 03/01/46	250,000	283,716
Goldman Sachs Group, Inc./The 3.850%, due 01/26/27	1,000,000	1,045,273
5.150%, due 05/22/45	100,000	114,279
5.750%, due 01/24/22	250,000	270,064
Harley-Davidson Financial Services, Inc. 3.350%, due 02/15/23[1]	250,000	252,356
Hartford Financial Services Group, Inc./The 5.950%, due 10/15/36	250,000	312,692
HCA, Inc. 5.000%, due 03/15/24	250,000	272,236
HCP, Inc. 4.250%, due 11/15/23	1,000,000	1,061,658
Hewlett Packard Enterprise Co. 3.600%, due 10/15/20[3]	500,000	506,493
Home Depot, Inc./The 4.500%, due 12/06/48	250,000	295,121

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Humana, Inc. 4.800%, due 03/15/47	$350,000	$381,218
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	90,000	101,082
International Business Machines Corp. 3.300%, due 05/15/26	450,000	465,922
3.450%, due 02/19/26[2]	305,000	318,617
International Lease Finance Corp. 5.875%, due 08/15/22	340,000	370,246
8.250%, due 12/15/20	500,000	539,348
JPMorgan Chase & Co. 3.300%, due 04/01/26	1,000,000	1,036,564
3.875%, due 09/10/24	440,000	462,353
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	260,000	272,557
Lennar Corp. 4.750%, due 05/30/25	220,000	232,925
Lincoln National Corp. 4.350%, due 03/01/48	500,000	530,069
Marsh & McLennan Cos., Inc. 4.200%, due 03/01/48	250,000	265,798
Masco Corp. 3.500%, due 04/01/21	110,000	111,609
4.450%, due 04/01/25	170,000	180,958
McDonald's Corp., MTN 4.875%, due 12/09/45	250,000	287,991
MetLife, Inc. 4.050%, due 03/01/45	375,000	402,430
Microsoft Corp. 4.450%, due 11/03/45	270,000	323,424
Morgan Stanley 3.950%, due 04/23/27	1,000,000	1,045,521
4.875%, due 11/01/22	160,000	171,276
Morgan Stanley, GMTN 4.000%, due 07/23/25	500,000	535,242
MPLX LP 4.875%, due 12/01/24	500,000	544,022
National Rural Utilities Cooperative Finance Corp. 4.400%, due 11/01/48	250,000	285,341
Netflix, Inc. 5.500%, due 02/15/22	230,000	241,787
Norfolk Southern Corp. 4.100%, due 05/15/49	250,000	266,858
NRG Energy, Inc. 3.750%, due 06/15/24[1]	50,000	51,343
Occidental Petroleum Corp. 4.200%, due 03/15/48	250,000	252,406
Oracle Corp. 5.375%, due 07/15/40	130,000	164,385
Pfizer, Inc. 7.200%, due 03/15/39[2]	160,000	243,349
PPL Capital Funding, Inc. 4.700%, due 06/01/43	500,000	530,558
Principal Financial Group, Inc. 4.625%, due 09/15/42	500,000	552,251
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Prudential Financial, Inc., MTN 6.625%, due 06/21/40	$110,000	$154,189
QUALCOMM, Inc. 4.300%, due 05/20/47	500,000	524,769
San Diego Gas & Electric Co., Series TTT, 4.100%, due 06/15/49	150,000	155,565
Sherwin-Williams Co./The 4.500%, due 06/01/47	250,000	266,345
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	1,000,000	997,923
Southern Power Co. 4.150%, due 12/01/25	1,000,000	1,063,844
Southwest Airlines Co. 2.750%, due 11/16/22	500,000	502,778
Southwestern Public Service Co. 3.700%, due 08/15/47	250,000	252,142
Target Corp. 3.625%, due 04/15/46	500,000	512,867
TCI Communications, Inc. 7.875%, due 02/15/26	104,000	135,410
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[1]	110,000	118,966
Time Warner Cable LLC 7.300%, due 07/01/38	677,000	820,993
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	125,000	148,072
Toll Brothers Finance Corp. 4.875%, due 11/15/25	200,000	208,750
Union Pacific Corp. 4.050%, due 11/15/45	140,000	145,968
United Technologies Corp. 6.050%, due 06/01/36	250,000	320,296
UnitedHealth Group, Inc. 4.625%, due 07/15/35	170,000	195,414
VEREIT Operating Partnership LP, REIT 4.125%, due 06/01/21	375,000	384,737
Verizon Communications, Inc. 4.862%, due 08/21/46	1,000,000	1,163,832
Virginia Electric & Power Co. 3.450%, due 09/01/22	130,000	134,221
Walt Disney Co/The 4.950%, due 10/15/45[1]	500,000	619,156
Wells Fargo & Co. 3.000%, due 10/23/26	500,000	505,293
Wells Fargo & Co., MTN 3.750%, due 01/24/24	500,000	525,474
Western Midstream Operating LP 5.500%, due 08/15/48	300,000	284,427
Weyerhaeuser Co. 4.000%, due 11/15/29	250,000	265,871
Williams Cos., Inc./The 4.300%, due 03/04/24	230,000	244,189
5.100%, due 09/15/45	250,000	269,760

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2019 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Zoetis, Inc. 4.450%, due 08/20/48	$350,000	$385,649
Total United States corporate bonds		49,192,897
Total corporate bonds (cost—$59,283,698)		61,860,071
Asset-backed security—0.5%
United States—0.5%
Verizon Owner Trust, Series 2017-2A, Class C, 2.380%, due 12/20/21 (cost—$299,980)	300,000	299,967
Commercial mortgage-backed security—0.9%
United States—0.9%
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 1 mo. USD LIBOR + 3.000%, 5.394%, due 06/15/33[1,4] (cost—$550,000)	550,000	545,308
	Number of shares	Value
Short-term investment—1.4%
Investment company—1.4%
State Street Institutional U.S. Government Money Market Fund (cost—$890,630)	890,630	$890,630
Investment of cash collateral from securities loaned—0.9%
Money market fund—0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$598,850)	598,850	598,850
Total investments (cost—$61,623,158)—100.0%		64,194,826
Other assets in excess of liabilities—0.00%†		20,741
Net assets—100.0%		$64,215,567

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 31.

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
10	US Treasury Note 5 Year Futures	September 2019	$1,165,093	$1,181,563	$16,470
US Treasury futures sell contracts:
4	Ultra Long US Treasury Bond Futures	September 2019	$(672,963)	$(710,250)	$(37,287)
Net unrealized depreciation					$(20,817)

SMA Relationship Trust—Series T

Portfolio of Investments—June 30, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$61,860,071	$—	$61,860,071
Asset-backed security	—	299,967	—	299,967
Commercial mortgage-backed security	—	545,308	—	545,308
Short-term investment	—	890,630	—	890,630
Investment of cash collateral from securities loaned	—	598,850	—	598,850
Futures contracts	16,470	—	—	16,470
Total	$16,470	$64,194,826	$—	$64,211,296
Liabilities
Futures contracts	$(37,287)	$—	$—	$(37,287)

At June 30, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $7,825,239, represented 12.2% of the Fund's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

4  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate at the period end.

SMA Relationship Trust

June 30, 2019 (unaudited)

Portfolio acronyms:

ADR  American Depositary Receipt

AGC-ICC  Assured Guaranty Corporation—Insured Custody Certificates

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

DAC  Designated Activity company

FRN  Floating Rate Note

GMTN  Global Medium Term Note

ETF  Exchange Traded Fund

FGIC  Financial Guaranty Insurance Corporation

GO  General Obligation

LIBOR  London Interbank Offered Rate

REIT  Real Estate Investment Trust

MTN  Medium Term Note

Counterparty abbreviations:

CITI  Citibank NA

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSC  State Street Bank and Trust Co.

Currency abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

JPY  Japanese Yen

MXN  Mexican Peso

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

SMA Relationship Trust

June 30, 2019 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 to July 30, 2019.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), or program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series G, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T.

SMA Relationship Trust

June 30, 2019 (unaudited)

	Beginning account value January 1, 2019	Ending account value June 30, 2019	Expenses paid during period* 01/01/19 to 06/30/19
Series G
Actual	$1,000.00	$1,125.00	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.80	—
Series M
Actual	1,000.00	1,054.90	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.80	—
Series T
Actual	1,000.00	1,102.30	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.80	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the ordinary operating expenses of each Fund (excluding extraordinary litigation expenses and any acquired fund fees and expenses).

SMA Relationship Trust

Statement of assets and liabilities
June 30, 2019 (unaudited)

	Series G	Series M
Assets:
Investments, at cost
Unaffiliated issuers	$133,348,182	$235,007,818
Foreign currency	1,827,878	—
	135,176,060	235,007,818
Investments, at value
Unaffiliated issuers[1]	140,676,334	244,791,631
Foreign currency	1,830,623	—
Cash	—	687,645
Cash collateral on futures	—	—
Due from broker	—	—
Receivable for fund shares sold	89,415	66,690
Receivable for dividends and interest	242,152	2,570,391
Receivable for foreign tax reclaims	400,381	—
Unrealized appreciation on forward foreign currency contracts	61,288	—
Total assets	143,300,193	248,116,357
Liabilities:
Payable for cash collateral from securities loaned	888,985	—
Payable for investments purchased	161,243	700,809
Payable for fund shares redeemed	764,302	1,200,199
Payable for foreign withholding taxes and foreign capital gains taxes	18,060	—
Payable for variation margin on futures contracts	—	—
Unrealized depreciation on forward foreign currency contracts	35,657	—
Total liabilities	1,868,247	1,901,008
Net assets	141,431,946	246,215,349
Net assets consist of:
Beneficial interest	$175,902,276	$236,354,020
Distributable earnings (losses)	(34,470,330)	9,861,329
Net assets	$141,431,946	$246,215,349
Shares outstanding	14,553,376	21,352,756
Net asset value, offering and redemption proceeds per share	9.72	11.53

1  Includes $3,998,999; $0 and $1,572,810, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

SMA Relationship Trust

Series T
Assets:
Investments, at cost
Unaffiliated issuers	$61,623,158
Foreign currency	—
61,623,158
Investments, at value
Unaffiliated issuers[1]	64,194,826
Foreign currency	—
Cash	—
Cash collateral on futures	9,180
Due from broker	22,601
Receivable for fund shares sold	5,438
Receivable for dividends and interest	641,805
Receivable for foreign tax reclaims	581
Unrealized appreciation on forward foreign currency contracts	—
Total assets	64,874,431
Liabilities:
Payable for cash collateral from securities loaned	598,850
Payable for investments purchased	—
Payable for fund shares redeemed	39,217
Payable for foreign withholding taxes and foreign capital gains taxes	—
Payable for variation margin on futures contracts	20,797
Unrealized depreciation on forward foreign currency contracts	—
Total liabilities	658,864
Net assets	64,215,567
Net assets consist of:
Beneficial interest	$67,616,230
Distributable earnings (losses)	(3,400,663)
Net assets	$64,215,567
Shares outstanding	13,422,808
Net asset value, offering and redemption proceeds per share	4.78

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of operations
For the six months ended June 30, 2019 (unaudited)

	Series G	Series M
Investment income:
Dividends	$3,051,341	$—
Interest	16,241	3,059,756
Securities lending	25,870	209
Foreign tax withheld	(273,221)	—
Total income	2,820,231	3,059,965
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,167,181)	510,499
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	(48,232)	—
Foreign currency transactions	282,713	—
Net realized gain (loss)	(2,932,700)	510,499
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	15,817,682	9,171,957
Futures contracts	—	—
Forward foreign currency contracts	(106,588)	—
Translation of other assets and liabilities denominated in foreign currency	3,964	—
Change in net unrealized appreciation (depreciation)	15,715,058	9,171,957
Net realized and unrealized gain	12,782,358	9,682,456
Net increase in net assets resulting from operations	$15,602,589	$12,742,421

SMA Relationship Trust

Series T
Investment income:
Dividends	$—
Interest	1,152,090
Securities lending	566
Foreign tax withheld	—
Total income	1,152,656
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(92,892)
Futures contracts	(10,222)
Swap agreements	9
Forward foreign currency contracts	—
Foreign currency transactions	—
Net realized gain (loss)	(103,105)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,863,367
Futures contracts	22,477
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	—
Change in net unrealized appreciation (depreciation)	4,885,844
Net realized and unrealized gain	4,782,739
Net increase in net assets resulting from operations	$5,935,395

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of changes in net assets

	Series G		Series M
	For the six months ended June 30, 2019 (unaudited)	For the year ended December 31, 2018	For the six months ended June 30, 2019 (unaudited)	For the year ended December 31, 2018
From operations:
Net investment income	$2,820,231	$4,105,583	$3,059,965	$5,939,170
Net realized gain (loss)	(2,932,700)	8,651,984	510,499	332,658
Net change in unrealized appreciation (depreciation)	15,715,058	(34,711,527)	9,171,957	(3,304,132)
Net increase (decrease) in net assets resulting from operations	15,602,589	(21,953,960)	12,742,421	2,967,696
Total distributions	—	(3,001,963)	(3,060,947)	(5,904,929)
From beneficial interest transactions:
Proceeds from shares sold	10,885,851	30,012,609	13,986,717	57,405,899
Cost of shares redeemed	(10,918,951)	(22,863,254)	(14,667,817)	(48,493,242)
Net increase (decrease) in net assets from beneficial interest transactions	(33,100)	7,149,355	(681,100)	8,912,657
Net increase (decrease) in net assets	15,569,489	(17,806,568)	9,000,374	5,975,424
Net assets:
Beginning of period	125,862,457	143,669,025	237,214,975	231,239,551
End of period	$141,431,946	$125,862,457	$246,215,349	$237,214,975

SMA Relationship Trust

	Series T
	For the six months ended June 30, 2019 (unaudited)	For the year ended December 31, 2018
From operations:
Net investment income	$1,152,656	$2,610,845
Net realized gain (loss)	(103,105)	430,727
Net change in unrealized appreciation (depreciation)	4,885,844	(3,561,993)
Net increase (decrease) in net assets resulting from operations	5,935,395	(520,421)
Total distributions	(1,152,150)	(3,479,394)
From beneficial interest transactions:
Proceeds from shares sold	6,708,289	25,851,737
Cost of shares redeemed	(5,990,519)	(38,082,423)
Net increase (decrease) in net assets from beneficial interest transactions	717,770	(12,230,686)
Net increase (decrease) in net assets	5,501,015	(16,230,501)
Net assets:
Beginning of period	58,714,552	74,945,053
End of period	$64,215,567	$58,714,552

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2019	Years ended December 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.64	$10.39	$8.23	$8.32	$8.93	$10.19
Income (loss) from investment operations:
Net investment income[1]	0.19	0.29	0.25	0.22	0.20	0.21
Net realized and unrealized gain (loss)	0.89	(1.83)	2.20	(0.01)[2]	(0.73)	(1.29)
Net increase from payment by Advisor	—	—	0.00[3]	—	—	—
Net increase (decrease) from operations	1.08	(1.54)	2.45	0.21	(0.53)	(1.08)
Dividends/distributions:
From net investment income	—	(0.21)	(0.29)	(0.30)	(0.08)	(0.18)
Net asset value, end of period	$9.72	$8.64	$10.39	$8.23	$8.32	$8.93
Total investment return[4]	12.50%	(14.77)%	30.02%[5]	2.40%	(5.94)%	(10.60)%
Ratios to average net assets:
Net investment income	4.17%[6]	2.86%	2.62%	2.66%	2.26%	2.10%
Supplemental data:
Net assets, end of period (000's)	$141,432	$125,862	$143,669	$150,487	$143,121	$78,554
Portfolio turnover	17%	37%	45%	67%	52%	146%

1  Calculated using the average shares method.

2  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  During the period ended December 31, 2017, the Advisor reimbursed the Fund $11,384 for a trading error, it had no impact on the Fund's total return.

6  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2019	Years ended December 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.07	$11.22	$11.01	$11.23	$11.05	$10.59
Income (loss) from investment operations:
Net investment income[1]	0.14	0.27	0.28	0.30	0.32	0.31
Net realized and unrealized gain (loss)	0.46	(0.15)	0.21	(0.22)	0.18	0.47
Net increase from operations	0.60	0.12	0.49	0.08	0.50	0.78
Dividends/distributions:
From net investment income	(0.14)	(0.27)	(0.28)	(0.30)	(0.32)	(0.32)
Net asset value, end of period	$11.53	$11.07	$11.22	$11.01	$11.23	$11.05
Total investment return[2]	5.49%	1.12%	4.52%	0.68%	4.61%	7.40%
Ratios to average net assets:
Net investment income	2.57%[3]	2.48%	2.52%	2.62%	2.90%	2.87%
Supplemental data:
Net assets, end of period (000's)	$246,215	$237,215	$231,240	$243,791	$237,035	$212,173
Portfolio turnover	21%[4]	24%[4]	40%	76%	68%	80%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Effective with the period ended December 31, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2019	Years ended December 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$4.42	$4.67	$4.60	$4.58	$4.72	$4.52
Income (loss) from investment operations:
Net investment income[1]	0.09	0.16	0.15	0.12	0.11	0.11
Net realized and unrealized gain (loss)	0.36	(0.19)	0.12	0.05	(0.10)	0.22
Net increase (decrease) from operations	0.45	(0.03)	0.27	0.17	0.01	0.33
Dividends/distributions:
From net investment income	(0.09)	(0.22)	(0.20)	(0.15)	(0.15)	(0.13)
Net asset value, end of period	$4.78	$4.42	$4.67	$4.60	$4.58	$4.72
Total investment return[2]	10.23%	(0.59)%[3]	5.95%	3.69%	0.19%	7.47%
Ratios to average net assets:
Net investment income	3.86%[4]	3.70%	3.25%	2.56%	2.30%	2.29%
Supplemental data:
Net assets, end of period (000's)	$64,216	$58,715	$74,945	$95,163	$107,494	$109,906
Portfolio turnover	19%	55%	488%	996%	957%	788%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the period, the Fund recorded a gain of $1,624,085 from an affiliated fund that was previously liquidated. If this gain had been excluded, the total return would have been (3.27)%.

4  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act"), currently offering multiple series representing separate investment portfolios.

The Trust has three series available for investment, each having its own investment objectives and policies: Series G, Series M and Series T (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of SMA Relationship Trust—Series M, which is classified as non-diversified for purposes of the 1940 Act. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is maximum total return, consisting of income and capital appreciation. Series T pursues its investment objective by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods beginning after December 15, 2018. Management has assessed the impact of these changes and the changes are incorporated within the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

SMA Relationship Trust

Notes to financial statements (unaudited)

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income net of withholding taxes is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

SMA Relationship Trust

Notes to financial statements (unaudited)

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between

SMA Relationship Trust

Notes to financial statements (unaudited)

Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

SMA Relationship Trust

Notes to financial statements (unaudited)

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of a Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid

SMA Relationship Trust

Notes to financial statements (unaudited)

at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market

SMA Relationship Trust

Notes to financial statements (unaudited)

to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At June 30, 2019, the Funds did not hold any options written.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: The Funds, except Series M, may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in a that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on

SMA Relationship Trust

Notes to financial statements (unaudited)

forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the

SMA Relationship Trust

Notes to financial statements (unaudited)

index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are financial instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

SMA Relationship Trust

Notes to financial statements (unaudited)

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2019.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2019 is reflected in the Statement of assets and liabilities.

At June 30, 2019, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Foreign exchange risk	Total
Series G
Forward foreign currency contracts	$61,288	$61,288

Liability derivatives2

	Foreign exchange risk	Total
Series G
Forward foreign currency contracts	$35,657	$35,657

During the period ended June 30, 2019, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Foreign exchange risk	Total
Series G
Net realized loss[3]
Forward foreign currency contracts	$(48,232)	$(48,232)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$(106,588)	$(106,588)

SMA Relationship Trust

Notes to financial statements (unaudited)

At June 30, 2019, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Total
Series T
Futures contracts	$16,470	$16,470

Liability derivatives2

	Interest rate risk	Total
Series T
Futures contracts	$(37,287)	$(37,287)

During the period ended June 30, 2019, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Total
Series T
Net realized gain[3]
Futures contracts	$(10,222)	$(10,222)
Swap agreements	9	9
Change in net unrealized appreciation (depreciation)[4]
Futures contracts	$22,477	$22,477

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts, and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts, and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment

SMA Relationship Trust

Notes to financial statements (unaudited)

(close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At June 30, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

Series G

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$61,288	$(35,657)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$61,288	$(35,657)

The following tables present Series G's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by Series G as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
JPMCB	$37,571	$—	$—	$37,571
MSCI	1,016	(1,016)	—	—
SSC	22,701	—	—	22,701
Total	$61,288	$(1,016)	$—	$60,272
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(14,939)	$—	$—	$(14,939)
MSCI	(20,718)	1,016	—	(19,702)
Total	$(35,657)	$1,016	$—	$(34,641)

At June 30, 2019, Series T's derivative assets and liabilities were not subject to MNAs.

Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Funds) pays all ordinary operating expenses, interest expense, and commitment fees (i.e., bank line of credit facility fees), excluding extraordinary litigation expenses and any acquired fund fees and expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2019, if any, have been included near the end of each Fund's Portfolio of investments.

SMA Relationship Trust

Notes to financial statements (unaudited)

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in each Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Funds' lending agent.

At June 30, 2019, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Funds	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
SMA Relationship Trust—Series G	$3,998,999	$888,985	$3,361,667	$4,250,652	US Treasury Notes and US Treasury Bills
SMA Relationship Trust—Series T	1,572,810	598,850	1,005,191	1,604,041	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at June 30, 2019 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total amount of recognized liabilities for
Fund	Equity securities	Corporate bonds	securities lending transactions
SMA Relationship Trust—Series G	$888,985	$—	$888,985
SMA Relationship Trust—Series T	—	598,850	598,850

Bank line of credit

The Funds participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the

SMA Relationship Trust

Notes to financial statements (unaudited)

Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended June 30, 2019, the following Fund had borrowing as follows:

Fund	Average daily amount of borrowing outstandng	Days outstanding	Interest expense	Weighted average annualized interest rate
Series M	$3,922,806	1	$379	3.479%

Commission recapture program

Certain Funds may participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2019, there were no recaptured commissions.

Purchases and sales of securities

For the period ended June 30, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases		Sales proceeds
Series G	$24,649,324		$23,166,963
Series M	46,851,764	*	58,709,243	*
Series T	12,857,388		11,275,478

*  The calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

	Period ended June 30, 2019
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series G	1,162,137	(1,168,006)	(5,869)
Series M	1,233,288	(1,301,283)	(67,995)
Series T	1,455,747	(1,312,340)	143,407
	Year ended December 31, 2018
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series G	3,065,697	(2,327,910)	737,787
Series M	5,225,966	(4,409,819)	816,147
Series T	5,813,042	(8,595,195)	(2,782,153)

SMA Relationship Trust

Notes to financial statements (unaudited)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
Series G	$—	$3,001,963	$—	$3,001,963
Series M	5,787,999	116,930	—	5,904,929
Series T	—	3,479,394	—	3,479,394

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at June 30, 2019 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
Series G	$133,348,182	$17,132,716	$(9,778,933)	$7,353,783
Series M	235,007,818	9,783,813	—	9,783,813
Series T	62,115,288	2,682,749	(131.898)	2,550,851

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2018, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$40,255,212	$—	$40,255,212
Series M	472,296	—	472,296
Series T	1,410,079	4,489,856	5,899,935

SMA Relationship Trust

Notes to financial statements (unaudited)

During the fiscal year ended December 31, 2018, the following Funds utilized capital loss carryforwards to offset current capital gains:

Fund	Amount
Series G	$8,314,157
Series M	332,658
Series T	370,288

During the fiscal year ended December 31, 2018, the following Funds had capital loss carryforwards expire un-utilized:

Fund	Amount
Series T	$21,332,904

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2018, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2019, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

General information (unaudited)

Quarterly portfolio schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of SMA Relationship Trust (the "Trust"), held on June 6 and 7, 2019 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for each series of the Trust (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 30, 2019 and June 6, 2019, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreements for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds. The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Asset Management (US) Inc.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board noted management's continuing endeavors and expenditures to address areas of heightened concern in the mutual fund industry, such as liquidity risk management. After analyzing the services provided by the Advisor to a Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

SMA Relationship Trust

Board approval of investment advisory agreements (unaudited)

Performance. In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that Series M and Series T had appeared in the top performance quintile for the one-year performance period ended February 28, 2019. At the Board's request, the Advisor addressed the performance data for Series G, which had appeared in the fourth quintile for the one-year performance period ended February 28, 2019.

In discussing the performance of Series G for the one-year performance period ended February 28, 2019, the Advisor explained that security selection was the main driver of underperformance and discussed specific positions that had detracted from relative performance. The Advisor noted that the Fund had narrowed its underperformance versus its benchmark for the year-to-date period ended April 30, 2019. The Board also considered that the Fund had appeared in the top performance quintile for the three-year period ended February 28, 2019.

The Board concluded that the Advisor's explanations with respect to Series G's performance provided a sound basis for understanding its underperformance in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreements for each Fund was in the best interests of the Fund and its shareholders.

Trustees

Frank K. Reilly
Chairman

Adela Cepeda

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Igor Lasun
President

Keith A. Weller
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©2019 UBS Asset Management (Americas), Inc. All rights reserved.

PRESORTED
STANDARD
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COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S331

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund

Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, the Secretary of SMA Relationship Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 09, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 09, 2019

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 09, 2019